Exhibit 10.3

SECURITY AGREEMENT

SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith and including all attachments, exhibits and schedules hereto, the “Agreement”), dated as of July 31, 2007, made by Ambient Corporation¸ a Delaware corporation (the “Grantor”), in favor of the Vicis Capital Master Fund ("Vicis" or "Agent") as agent for the secured parties listed on Exhibit A to this Agreement and their permitted successors and assigns (collectively, the “Secured Parties”).

WHEREAS, Grantor has issued or will issue separate secured convertible promissory notes to the Secured Parties, including the Notes and the Additional Notes (the “Notes”) pursuant to a Securities Purchase Agreement, dated as of July 31, 2007 (the “Purchase Agreement”), by and among Grantor and the Secured Parties; and

WHEREAS, It is a condition precedent to the Secured Parties entering into the Purchase Agreement that Grantor execute and deliver to Vicis, as agent for the Secured Parties, a security agreement in the form hereof and grant to Vicis as agent for the Secured Parties of a continuing security interest in all personal property and assets of the Grantor, all in substantially the form hereof to secure all Obligations (hereinafter defined).  This is the Security Agreement referred to in the Purchase Agreement.

WHEREAS, the Secured Parties wish to appoint Vicis to serve as the initial agent with respect to this Agreement pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I.  DEFINITIONS

Section 1.1.

Definition of Terms Used Herein.  All capitalized terms used herein and not defined herein have the respective meanings provided therefor in the Purchase Agreement or the Notes, as applicable.  All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

Section 1.2.

Definition of Certain Terms Used Herein.  As used herein, the following terms  have the following meanings:

"Accounts" shall mean all accounts, including without limitation all rights to payment for goods sold or services rendered that are not evidenced by instruments or chattel paper, whether or not earned by performance, and any associated rights thereto.

"Collateral"  shall mean all personal properties and assets of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired or arising, including without limitation:

(a)

all Intellectual Property;

(b)

all Inventory and documents relating to Inventory;

(c)

all Accounts and documents relating to Accounts;

(d)

all equipment, fixtures and other goods, including without limitation machinery, furniture, vehicles and trade fixtures;

(e)

all general intangibles (including without limitation payment intangibles, software, customer lists, sales records and other business records, contract rights, causes of action, and licenses, permits, franchises, patents, copyrights, trademarks, and goodwill of the business in which the trademark is used, trade names, or rights to any of the foregoing), promissory notes, contract rights, chattel paper, documents, letter-of-credit rights and instruments;

(f)

all motor vehicles;

(g)

(i) all deposit accounts and (ii) all cash and cash equivalents deposited with or delivered to Vicis from time to time and pledged as additional security for the Obligations;

(h)

all investment property;

(i)

all commercial tort claims; and

(j)

any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds from licenses  outside the ordinary course of business (including proceeds of any insurance policies,) of, any and all of the above, and all Grantor books relating to any and all of the above; and all proceeds and products of each of the foregoing.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Event of Default” has the meaning specified in the Notes.

“Indemnitees” has the meaning specified in Section 7.5(b).

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States of America (“United States”), multinational or foreign laws or otherwise, including without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

"Inventory" shall mean all inventory, including without limitation all goods held for sale, lease or demonstration or to be furnished under contracts of service, goods leased to others, trade-ins and repossessions, raw materials, work in process and materials used or consumed in Debtor's business, including, without limitation, goods in transit, wheresoever located, whether now owned or hereafter acquired by Debtor, and shall include such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Debtor.

“Lien” shall have the meaning ascribed to it in the Purchase Agreement.

"Notes" has the meaning assigned to such term in the first recital of this Agreement, and shall include the Notes and the Additional Notes.

"Obligations" means all indebtedness, liabilities, obligations, covenants and duties of the Grantor to the Secured Parties of every kind, nature and description, direct or indirect, absolute or contingent, joint or several, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing of hereafter arising under or in connection with the Notes or the other Transaction Documents, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding.

“Percentage” means, with respect to any Secured Party, its proportionate share of the principal amount of the loans evidenced by the Notes which are outstanding at the time, determined by dividing the outstanding principal balance of the loans evidenced by the Notes then held by such Party by the aggregate outstanding principal balance of all loans evidenced by the Notes.

“Permitted Liens” shall have the meaning ascribed to it in the Purchase Agreement.

“Registered Organization” means an entity formed by filing a registration document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

“Required Holders” means the Secured Parties holding a majority of the principal amount of the outstanding loans evidenced by the Notes.

"Security Interest" has the meaning specified in Section 2.1 of this Agreement.

“Uniform Commercial Code” means the Uniform Commercial Code in effect in the State of New York as it may be amended, supplemented or modified from time to time.

ARTICLE II.  SECURITY INTEREST

Section 2.1.

Security Interest.  As security for the payment and performance, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, the Grantor hereby grants to Vicis as agent for the Secured Parties, their successors and assigns, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral and all hereinafter acquired Collateral (the "Security Interest").

Section 2.2.

No Assumption of Liability.  The Security Interest is granted as security only and shall not subject Vicis as agent or the Secured Parties to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

Section 2.3.

Continuing Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to the Secured Parties that:

Section 3.1.

Title and Authority.  The Grantor has (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and valid rights in and title to the Collateral free and clear of all Liens (except for Permitted Liens) (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) full power and authority to grant to Vicis as agent the Secured Parties the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

Section 3.2.

Filings; Actions to Achieve Perfection.  Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to Vicis as agent for the Secured Parties for filing in each United States governmental, municipal or other office specified in Schedule A, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and first priority perfected security interest in favor of Vicis as agent for the Secured Parties in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of the Grantor's name, location, identity or corporate structure.  The Grantor’s name is listed in the preamble of this Agreement identically to how it appears on its certificate of incorporation or other organizational documents.

Section 3.3.

[Intentionally Omitted]

Section 3.4.

Absence of Other Liens.  Except as set forth on Schedule 3.4 to this Agreement, the Grantor has not filed or consented to any filing of any financing statement or similar filing in favor of any Person other than the Secured Parties, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any Person other than the Secured Parties.

Section 3.5.

Valid and Binding Obligation.  This Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

Section 3.6.

Location of Collateral.  The Grantor has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of is attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule 3.6 to this Agreement.  Except as specifically set forth on Schedule 3.6 to this Agreement, the Grantor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other liens on any such real property except for Permitted Liens.  Except as disclosed on Schedule 3.6 to this Agreement, none of such Collateral is in the possession of any consignee, bailee, warehousemen, agent or processor.

Section 3.7.

Intellectual Property.  Schedule 3.7 to this Agreement lists, to the best knowledge of the Grantor, all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by the Grantor as of the date hereof.  Schedule 3.7 to this Agreement lists all material licenses in favor of the Grantor for the use of any patents, trademarks, copyrights and domain names as of the date hereof.  All material patents and trademarks of the Grantor have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Grantor have been duly recorded at the United States Copyright Office.  Schedule 3.7 to this Agreement shall be updated to the extent necessary to reflect new or additional patents, trademarks, copyrights, domain names, and applications or licenses therefore, in favor of the Secured Parties.

ARTICLE IV.  COVENANTS

Section 4.1.

Change of Name; Location of Collateral; Place of Business, State of Formation or Organization.

(a)     The Grantor shall notify Vicis as agent for the Secured Parties in writing at least eleven (11) days prior to any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification

Number.  Furthermore, the Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Parties to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

(b)     Without limiting Section 4.1(a), without the prior written consent of Vicis as agent for the Secured Parties in each instance, the Grantor shall not change its (i) principal residence, if it is an individual, (ii) place of business, if it has only one place of business and is not a Registered Organization, (iii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iv) state of incorporation, formation or organization, if it is a Registered Organization.

Section 4.2.

Records.  The Grantor shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Vicis as agent for Secured Parties may reasonably request, promptly to prepare and deliver to Vicis as agent for the Secured Parties a duly certified schedule or schedules in form and detail satisfactory to Vicis as agent for the Secured Parties showing the identity, amount and location of any and all Collateral.

Section 4.3.

Periodic Certification; Notice of Changes.  In the event there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, the Grantor shall immediately notify Vicis as agent for the Secured Parties in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve the Grantor of any other covenants hereunder).

Section 4.4.

Protection of Security.  The Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of Vicis as agent for the Secured Parties in the Collateral and the priority thereof against any Lien.

Section 4.5.

Inspection and Verification.  Vicis as agent for the Secured Parties and such persons as Vicis may reasonably designate shall have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification.  Out-of-pocket expenses in connection with any inspections by representatives of Vicis shall be (a) the obligations of the Grantor with respect to any inspection after a Secured Party demand payment of the Notes or (b) the obligation of Vicis in any other case.

Section 4.6.

Taxes; Encumbrances.  At its option, Vicis as agent for the Secured Parties may discharge Liens other than Permitted Liens and Existing Liens at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so and the Grantor shall reimburse Vicis as agent for the Secured Parties on demand for any payment made or any expense incurred by Vicis pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on Vicis as agent or the Secured Parties to cure or perform, any covenants or other obligation of the Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

Section 4.7.

Use and Disposition of Collateral.  The Grantor shall not make or permit to be made an assignment, pledge or hypothecation of any Collateral or shall grant any other Lien (other than Permitted Liens) in respect of the Collateral without the prior written consent of Vicis as agent for the Secured Parties.  The Grantor shall not make or permit to be made any transfer of any Collateral other than with respect to Existing Liens and other liens approved by Vicis and the Grantor shall remain at all times in possession of the Collateral owned by it, except for inventory in the ordinary course of business..

Section 4.8.

Insurance/Notice of Loss.  Within a reasonable period of time following the date of this Agreement, Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral as described on Schedule 4.8 to this Agreement.  In extension of the foregoing and without limitation, such insurance shall be payable to Vicis as agent for the Secured Parties as loss payee under a “standard” loss payee clause, and Vicis as agent for the Secured Parties shall be listed as an “additional insured” on Grantor’s general liability insurance.  Such insurance shall not be terminated, cancelled or not renewed for any reason, including non-payment of insurance premiums, unless the insurer shall have provided Vicis at least 30 days prior written notice.  Grantor irrevocably makes, constitutes and appoints Vicis as agent for the Secured Parties (and all officers, employees or agents designated by the Secured Parties) as its true and lawful agent and attorney-in-fact for the purpose, at any time following the occurrence of the an Event of Default and Secured Parties’ demand for payment of the Notes, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, Vicis may, without waiving or releasing any obligation or liability of Grantor hereunder, in their sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as Vicis as agent for the Secured Parties deems advisable.  All sums disbursed by Vicis in connection and in accordance with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable upon demand, by Grantor to Vicis as agent for the Secured Parties and shall be additional Obligations secured hereby.  Grantor shall promptly notify Vicis if any material portion of the Collateral owned or held by Grantor is damaged or destroyed.  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as the Secured Parties have not demanded payment of the Notes, be disbursed to Grantor for direct application by Grantor solely to the repair or replacement of Grantor’s property so damaged or destroyed, and (ii) in all other circumstances, be held by Vicis as agent for the Secured Parties as cash collateral for the Obligations.  Vicis as agent for the Secured Parties may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Vicis may reasonably prescribe, for direct application by Vicis solely to the repair or replacement of Grantor’s property so damaged or destroyed, or Vicis may apply all or any part of such proceeds to the Obligations.

ARTICLE V.  FURTHER ASSURANCES; APPOINTMENT OF AGENT; POWER OF ATTORNEY

Section 5.1.

Further Assurances.  Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as Vicis as agent for the Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest, the filing of any financing statements (including fixture filings), the delivery of a separate security agreement with respect to the Grantor’s Intellectual Property or any other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to Vicis as agent for the Secured Parties, duly endorsed in a manner satisfactory to Vicis.

Section 5.2.

Appointment of Agent.

(a)

Appointment and Authorization.  Each of the Secured Parties hereby appoints Agent as agent for such Secured Party under the Transaction Documents and hereby irrevocably authorizes Agent to take such action on its behalf under the Transaction Documents and to exercise such powers as are delegated to Agent by the terms of such agreements, together with such powers as are reasonably incidental thereto.  Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, together with such duties as are reasonably incident thereto.  As to any matters not expressly provided for by this Agreement, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or so refraining from acting) upon the instructions of the Required Holders and such instructions shall be binding on all Secured Parties; provided, however, that Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to the Transaction Documents or applicable law.  In performing its functions and duties under this Agreement and the Transaction Documents, Agent shall act solely as agent for the Secured Parties and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for The Grantor or any of its affiliates.

(b)

Agent and Affiliates.  Agent and its affiliates may lend money to and generally engage in any kind of business with the Grantor or any affiliate thereof as if it were not Agent hereunder.

(c)

Action by Agent.  Except for action expressly required of Agent under this Agreement, Agent shall in all cases be fully justified in failing or refusing to act under this Agreement and the Transaction Documents unless Agent shall be indemnified to its reasonable satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  In all cases in which this Agreement does not require Agent to take certain actions, Agent shall be fully justified in using its discretion in failing to take or in taking any action under the Transaction Documents.  Without limiting the generality of the foregoing, Agent shall not be required to take any action with respect to any default or event of default under the Transaction Documents, except as expressly provided in this Agreement.  Nothing contained in this Agreement shall be deemed to impose on Agent any fiduciary obligations to the Holders or The Grantor.  The Secured Parties irrevocably authorize Agent, at its option and in its discretion, to release any lien or security interest granted to or held by Agent under any Transaction Document (a) upon payment in full of all obligations of the Grantor under the Transaction Documents; (b) constituting property sold or to be sold or disposed of as part of or in connection with any sale or disposition permitted under any Transaction Document; or (c) if approved, authorized or ratified in writing by the Required Holders.

(d)

Consultation with Experts.  Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or experts.

(e)

Liability of Agent.  Neither Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it under or in connection with this Agreement or the Transaction Documents with the consent or at the request of the Required Holders or in the absence of its own gross negligence or willful misconduct.  Without limiting the foregoing, Agent:  (a) makes no warranty or representation to any Holder and shall not be responsible to any Holder for any statements, warranties or representations made in or in connection with the Transaction Documents; (b) shall not be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Transaction Documents or any borrowing thereunder or (ii) the performance or observance of any of the covenants or agreements of the Grantor; (c) shall not be responsible to any Holder for the due execution, legality, validity, enforceability, genuineness, perfection, sufficiency or value of the Transaction Documents any other instrument or writing furnished in connection therewith; (d) shall incur no liability by acting in reliance upon any notice, consent, certificate, request or statement (whether oral or written) or other document believed by it to be genuine or to be signed or sent by the proper party or parties and, in the case of legal matters, in relying on the advice of counsel.  Agent shall be entitled to assume that no default or event of default exists under the Transaction Documents unless notified to the contrary by a Holder or the Grantor.  Agent shall in all events be fully protected in acting or failing to act in accordance with the instructions of the Required Holders.  Upon the occurrence of an event of default under the Transaction Documents, Agent shall take such action with respect to the enforcement of the Transaction Documents and the liens and security interests on any collateral provided for in the Transaction Documents and the preservation and protection thereof as it shall be directed to take by the Required Holders but unless and until the Required Holders have given such direction Agent shall take or refrain from taking such actions as it deems appropriate and in the best interests of all Secured Parties.  Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by Agent by reason of taking or continuing to take any such action.

(f)

Costs and Expenses.  Each Secured Party agrees to reimburse Agent for all costs and expenses suffered or incurred by Agent in performing its duties hereunder, or in the exercise of any right or power imposed or conferred upon Agent hereby or thereby, to the extent that Agent is not promptly reimbursed for same by the Grantor, all such costs and expenses to be borne by the Secured Parties ratably in accordance with the amounts of their respective Percentage.

(g)

Indemnity.  Each Secured Party shall ratably indemnify and hold harmless Agent and its directors, officers, employees, agents and representatives (to the extent not reimbursed by the Grantor) from and against any and all costs, expenses (including reasonable attorneys’ fees and disbursements), claims, demands, actions, losses, obligations, damages, penalties, judgments, suits or liabilities (except such as result from Agent’s gross negligence or willful misconduct) that may be imposed upon, incurred by or asserted against Agent in any way related to or arising out of the Transaction Documents or any action taken or omitted by Agent under the Transaction Documents, regardless of when asserted or arising.

(h)

Credit Decision.  Each Secured Party acknowledges that it has, independently and without reliance upon Agent or any other Secured Party, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make loans pursuant to the Transaction Documents.  Each Secured Party also acknowledges that it will, independently and without reliance upon Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Transaction Documents.

(i)

Resignation of Agent and Successor Agent.  Subject to the appointment and acceptance of a successor agent as provided below, Agent may resign at any time by giving at least thirty (30) days’ prior written notice to each Secured Party.  Such resignation shall take effect upon the acceptance by a successor agent of appointment pursuant to this Section.  Upon any such resignation of Agent, the Secured Parties shall have the right to appoint a successor agent.  If no successor agent shall have been so appointed by the Secured Parties, and shall have accepted such appointment, within thirty (30) days after Agent’s giving notice of resignation then Agent may, on behalf of the Secured Parties, appoint a successor agent.  Upon the acceptance of its appointment as agent hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights and duties of Agent, and the Agent shall be discharged from its duties and obligations.  After Agent’s resignation hereunder as agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

(j)

Assignments.  Any Secured Party may at any time assign to one or more persons or entities (any such person or entity, an “Assignee”) all or any portion of such Secured Party’s loans to the Grantor evidenced by the Transaction Documents.  Agent shall be entitled to continue to deal solely and directly with such Secured Party in connection with the interests so assigned to an Assignee until Agent shall have received an effective assignment agreement (an “Assignment Agreement”) executed, delivered and fully completed by the applicable parties thereto, which Assignment Agreement shall be in form and substance satisfactory to Agent and shall contain, at a minimum, an agreement by Assignee to be bound by the terms of this Agreement and an agreement by the assigning Secured Party that its indemnification obligations under this Agreement shall remain in effect notwithstanding the assignment.  From and after the date on which the conditions described above have been met, such Assignee shall be deemed automatically to have become a party hereto and shall have the rights and obligations of a Secured Party hereunder.  Agent may treat the Secured Parties that are named herein as the holders of the loans evidenced by the Transaction Documents until Agent receives an Assignment Agreement.

Section 5.3.

Consent.

(a)

Grantor consents to the foregoing appointment of Vicis as agent for the Secured Parties and hereby irrevocably (as a power coupled with an interest) constitutes and appoints Vicis in its capacity as agent for the Secured Parties and all officers, employees or agents designated by Vicis, as Grantor's attorney-in-fact with full power of substitution, for the benefit of the Secured Parties,

(i)

to take all appropriate action and to execute all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, Grantor hereby grants the power to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and Vicis as agent for the Secured Parties as secured party; and

(ii)

at any time following the Secured Parties’ demand for payment of the Notes (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of accounts to any account debtor or any other Person liable for an account; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceeding relating to all or any of the Collateral; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Vicis as agent for Secured Parties was the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating Vicis as agent for the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Vicis as agent for the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by Vicis with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Grantor or to any claim or action against Vicis as agent or the Secured Parties.

(b)

The provisions of this Article shall in no event relieve Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on Vicis as agent or the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Parties of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

ARTICLE VI.  REMEDIES

Section 6.1.

Remedies upon Default.

(a)     Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of its Collateral to Vicis as agent for the Secured Parties on demand, and it is agreed that Vicis as agent for the Secured Parties shall have the right to take any of or all the following actions at the same or different times (but at all times subject to any Permitted Liens and Existing Liens): with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, Grantor agrees that Vicis as agent for the Secured Parties shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Vicis as agent for the Secured Parties shall deem appropriate.  Vicis as agent for the Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Vicis as agent for the Secured Parties shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)     Vicis as agent for the Secured Parties shall give Grantor ten (10) days' written notice (which Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the Vicis's intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Vicis may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Vicis may (in its sole and absolute discretion) determine.  Vicis as agent for the Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  Vicis as agent for the Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Vicis until the sale price is paid by the purchaser or purchasers thereof, but Vicis shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, Vicis as agent for the Secured Parties may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Vicis as agent for the Secured Parties from Grantor as a credit against the purchase price, and Vicis may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; Vicis as agent for the Secured Parties shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Vicis shall have entered into such an agreement all Obligations have been paid in full.  As an alternative to exercising the power of sale herein conferred upon it, Vicis as agent for the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Section 6.2.

Application of Proceeds.  Vicis as agent for the Secured Parties shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

(a)     FIRST, to the payment of all costs and expenses incurred by the Secured Parties in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Purchase Agreement, the Notes and the other Transaction  Documents;

(b)     SECOND, to the payment in full of the Obligations; and

(c)     THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

Subject to the foregoing, the Vicis as agent for Secured Parties shall have absolute discretion (so long as it is commercially reasonable) as to the time of application of such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of the Collateral by Vicis as agent for the Secured Parties (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Parties or such officer or be answerable in any way for the misapplication thereof.

Section 6.3.

Grant of License to Use Intellectual Property.  For the purpose of enabling Vicis as agent for the Secured Parties to exercise rights and remedies under this Article at such time as Vicis as agent for the Secured Parties shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Vicis as agent for the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by Vicis may be exercised, at the option of Vicis, only following the Secured Parties’ demand for payment of the Notes.

ARTICLE VII.  MISCELLANEOUS

Section 7.1.

Notices.  All communications and notices hereunder to the Grantor and to the Secured Parties shall (except as otherwise expressly permitted herein) be in writing and delivered to the Grantor or the Secured Parties, as the case may be, as provided in the Purchase Agreement.

Section 7.2.

Security Interest Absolute.  All rights of the Secured Parties hereunder, the Security Interest and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, the Notes, any Transaction Document or any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Notes, any Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations or this Agreement.

Section 7.3.

Survival of Agreement.  All covenants, agreements, representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making of the loan and the execution and delivery to the Secured Parties of the Notes, regardless of any investigation made by the Secured Parties or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

Section 7.4.

Binding Effect; Several Agreement; Successors and Assigns.  This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Secured Parties and a counterpart hereof shall have been executed on behalf of the Secured Parties, and thereafter shall be binding upon Grantor and the Secured Parties and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Parties and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents.

Section 7.5.

Secured Parties’ Fees and Expense; Indemnification.

(a)     Grantor agrees to pay upon demand to the Secured Parties the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Secured Parties for any audits conducted by them or on their behalf with respect to the accounts inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder or (iv) the failure of Grantor to perform or observe any of the provisions hereof.

(b)     Grantor agrees to indemnify the Secured Parties and the agent, contractors and employees of the Secured Parties (collectively, the “Indemnitees”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)     Any such amounts payable as provided hereunder shall be additional Obligations secured hereby.  The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents, or any investigation made by or on behalf of the Secured Parties.  All amounts due under this Section shall be payable on written demand therefor.

Section 7.6.

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.  THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

Section 7.7.

Waivers; Amendment.

(a)     No failure or delay of Vicis as agent for the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Secured Parties hereunder and under the Purchase Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provisions of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b)     Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Parties and Grantor.

Section 7.8.

WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTES.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE PURCHASE AGREEMENT AND THE NOTES, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.9.

Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.10.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  Each party shall be entitled to rely on a signed counterpart of this Agreement delivered by facsimile or other electronic means as if it were an original.

Section 7.11.

Jurisdiction; Consent to Service of Process.

(a)     Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Purchase Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents against Grantor or its properties in the courts of any jurisdiction.

(b)     Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)     Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1.  Nothing in this Agreement will affect the right of any party to this Agreement to process in any other manner permitted by law.

Section 7.12.

Termination.  This Agreement and the Security Interest shall terminate upon the earlier to occur of (i) the date on which the aggregate principal amount of all outstanding Notes held by the Secured Parties is twenty five percent (25%) or less of the initial aggregate purchase price of all of all such Notes (without regard to the limitations on conversion described in the Notes) or (ii) the payment in full of the Obligations, at which time the Secured Parties shall execute and deliver to Grantor, at Grantor’s expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall reasonably request to evidence such termination.  Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Parties.

Section 7.13.

Prejudgment Remedy Waiver.  Grantor acknowledges that this Agreement, the Purchase Agreement, the Notes and the other Transaction Documents evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Parties to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against Grantor.  Notwithstanding, Grantor hereby waives all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Parties of any prejudgment remedy by reason of this Agreement, the Purchase Agreement, the Notes, the other Transaction Documents or by reason of the Obligations or any renewals or extensions of the same.  Grantor also waives any and all objection which it might otherwise assert, now or in the future, to the exercise or use by the Secured Parties of any right of setoff, repossession or self help as may presently exist under statute or common law.

 [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

AMBIENT CORPORATION
By:
Name:
Title:

AGENT:
VICIS CAPITAL MASTER FUND,
a sub-trust of Vicis Capital Series Master Trust
By: Vicis Capital LLC
By:
Name:
Title:

          SECURED PARTIES:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

       Title:

Name:__________________________________

By:_____________________________________

                      Name:

 Title:

EXHIBIT A

Secured Parties

1.

Vicis Capital Master Fund

SCHEDULE A

State of Incorporation; Chief Executive Office; Filing Locations

State of Incorporation:

Delaware

Chief Executive Office:

79 Chapel Street

Newton, Massachusetts 02458

Filing Locations:

Secretary of State of the State of Delaware

SCHEDULE 3.3

Existing Liens

SCHEDULE 3.4

Absence of Other Liens

SCHEDULE 3.3

Location of Collateral

SCHEDULE 3.7

Intellectual Property

SCHEDULE 4.8

Insurance